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                                                                      EXHIBIT 32

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

     Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Xenonics Holdings, Inc (the "Company") hereby certifies that:

          (i) the Annual Report on Form 10-KSB of the Company for the fiscal year ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 21, 2004                            /s/  Alan P. Magerman
                                              ----------------------------------
                                              Alan P. Magerman
                                              Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

     Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Xenonics Holdings, Inc (the "Company") hereby certifies that:

          (i) the Annual Report on Form 10-KSB of the Company for the fiscal year ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 21, 2004                             /s/  Donna G. Lee
                                                     --------------------------
                                                     Donna G. Lee
                                                     Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.